UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2015 (February 13, 2015)

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA	0-26176	88-0336997
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

9601 S. MERIDIAN BLVD.
ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

(303) 723-1000

(Registrant’s telephone number, including area code)

DISH DBS CORPORATION

(Exact name of registrant as specified in its charter)

COLORADO (State or other jurisdiction of incorporation)	333-31929 (Commission File Number)	84-1328967 (IRS Employer Identification No.)

9601 S. MERIDIAN BLVD. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 (Entry into a Material Definitive Agreement) and Item 8.01 (Other Events)

AWS-3 Auction

On February 13, 2015, Northstar Wireless, LLC (“Northstar Wireless”) and SNR Wireless LicenseCo, LLC (“SNR Wireless”) each filed applications with the Federal Communications Commission (“FCC”) to acquire certain AWS-3 wireless spectrum licenses (the “AWS-3 Licenses”) that were made available in the auction designated by the FCC as Auction 97 (the “AWS-3 Auction”) for which it was named as winning bidder and had made the required down payments.  The AWS-3 Auction concluded on January 29, 2015, and the FCC’s prohibition on certain communications related to the AWS-3 Auction expired on February 13, 2015.  Each of Northstar Wireless and SNR Wireless has applied as a designated entity that is entitled to receive a bidding credit of 25% in the AWS-3 Auction, as defined by FCC regulations (a “Designated Entity”).

Northstar Wireless was the winning bidder for certain AWS-3 Licenses (the “Northstar Licenses”) with gross winning bids totaling $7,845,059,400, which after taking into account a 25% bidding credit, equals net winning bids totaling $5,883,794,550.  Northstar Wireless is a wholly-owned subsidiary of Northstar Spectrum, LLC (“Northstar Spectrum”).  DISH Network Corporation (“DISH Network”), through its wholly-owned subsidiary, American AWS-3 Wireless II L.L.C. (“American II”), owns an 85% non-controlling interest in Northstar Spectrum.  Northstar Manager, LLC (“Northstar Manager” and collectively with Northstar Spectrum and Northstar Wireless, the “Northstar Entities”) owns a 15% controlling interest in, and is the sole manager of, Northstar Spectrum.  Northstar Spectrum is governed by a limited liability company agreement by and between American II and Northstar Manager (the “Northstar Spectrum LLC Agreement”).  Pursuant to the Northstar Spectrum LLC Agreement, American II and Northstar Manager agreed to make pro-rata equity contributions in Northstar Spectrum equal to approximately 15% of the net purchase price of the Northstar Licenses.  American II also entered into a Credit Agreement by and among American II, as Lender, Northstar Wireless, as Borrower, and Northstar Spectrum, as Guarantor (the “Northstar Credit Agreement”).  Pursuant to the Northstar Credit Agreement, American II agreed to make loans to Northstar Wireless for approximately 85% of the net purchase price of the Northstar Licenses.

American II made equity contributions to Northstar Spectrum of approximately $633,215,074 and a loan to Northstar Wireless of approximately $431,800,000 for Northstar Wireless to make the upfront payment for the AWS-3 Auction and the down payment required for the Northstar Licenses.  American II is also required to make an equity contribution to Northstar Spectrum of approximately $116,968,732 and a loan to Northstar Wireless of approximately $4,569,425,368 for Northstar Wireless to make the final payment required for the Northstar Licenses, which is due to the FCC by March 2, 2015.  Consequently, as of March 2, 2015, the total equity contributions from American II to Northstar Spectrum will be $750,183,805 and the total loans from American II to Northstar Wireless will be $5,001,225,368.

SNR Wireless was the winning bidder for certain AWS-3 Licenses (the “SNR Licenses”) with gross winning bids totaling $5,482,364,300, which after taking into account a 25% bidding credit, equals net winning bids totaling $4,111,773,225.  In addition to the net winning bids, SNR Wireless is obligated to make a bid withdrawal payment of $8,322,750 to the FCC.  SNR Wireless is a wholly-owned subsidiary of SNR Wireless Holdco, LLC (“SNR Holdco”).  DISH Network, through its wholly-owned subsidiary, American AWS-3 Wireless III L.L.C. (“American III”), owns an 85% non-controlling interest in SNR Holdco.  SNR Wireless Management, LLC (“SNR Management” and collectively with SNR Holdco and SNR Wireless, the “SNR Entities”) owns a 15% controlling interest in, and is the sole manager of, SNR Holdco.  SNR Holdco is governed by a limited liability company agreement by and between American III and SNR Management (the “SNR Holdco LLC Agreement”).  Pursuant to the SNR Holdco LLC Agreement, American III and SNR Management agreed to make pro-rata equity contributions in SNR Holdco equal to approximately 15% of the net purchase price of the SNR Licenses.  American III also entered into a Credit Agreement by and among American III, as Lender, SNR Wireless, as Borrower, and SNR Holdco, as Guarantor (the “SNR Credit Agreement”).  Pursuant to the SNR Credit Agreement, American III has committed to make loans to SNR Wireless for the amount of the bid withdrawal payment and approximately 85% of the net purchase price of the SNR Licenses.

American III made equity contributions to SNR Holdco of approximately $408,405,786 and a loan of approximately $350,200,000 to SNR Wireless for SNR Wireless to make the upfront payment for the AWS-3 Auction and the down payment required for the SNR Licenses.  American III is also required to make an equity contribution to SNR Holdco of approximately $115,845,300 and a loan to SNR Wireless of approximately $3,153,129,991 for SNR Wireless to make the final payment required for the SNR Licenses, which is due to the FCC by March 2, 2015.  Consequently, as of March 2, 2015, the total equity contributions from American III to SNR Holdco will be $524,251,086 and the total loans from American III to SNR Wireless will be $3,503,329,991.

After Northstar Wireless and SNR Wireless have made the final payments to the FCC for the Northstar Licenses and the SNR Licenses, respectively, our total non-controlling equity and debt investments in the Northstar Entities and the SNR Entities will be $9,778,990,250.  We have funded and will fund these investments from existing cash and marketable securities.

In connection with certain funding obligations related to the investments by American II and American III discussed above, DISH DBS paid a dividend of $8,250,000,000 to DISH Orbital Corporation (“DOC”) and DOC paid a dividend of $8,250,000,000 to DISH Network for, among other things, general corporate purposes, which include such funding obligations, and to fund other DISH Network cash needs.

Issuance of any AWS-3 Licenses to Northstar Wireless and SNR Wireless depends, among other things, upon the FCC’s review and approval of the applications filed by Northstar Wireless and SNR Wireless.  Objections to the applications filed by Northstar Wireless and SNR Wireless must be submitted to the FCC within ten days following the release by the FCC of the public notice listing the applications acceptable for filing.  We cannot predict the timing or the outcome of the FCC’s review of the applications filed by Northstar Wireless and SNR Wireless.

Risks Related to our Investments in the Northstar Entities and the SNR Entities

DISH Network does not own or control the Northstar Licenses or the SNR Licenses nor does it control the Northstar Entities or the SNR Entities.  DISH Network does not have a right to require Northstar Manager or SNR Management to sell their respective ownership interests in Northstar Spectrum and SNR Holdco to DISH Network.  Northstar Manager, as the sole manager of Northstar Spectrum, and SNR Management, as the sole manager of SNR Holdco, will have the exclusive right and power to manage, operate and control Northstar Spectrum and SNR Holdco, respectively, subject to certain limited protective provisions for the benefit of American II and American III, respectively.  Northstar Manager and SNR Management will have the ability, but not the obligation, to require Northstar Spectrum and SNR Holdco, respectively, to purchase Northstar Manager’s and SNR Management’s ownership interests in those respective entities after the fifth anniversary of the grant date of the

Northstar Licenses and the SNR Licenses.  Thus, we cannot be certain that the Northstar Licenses or the SNR Licenses will be developed in a manner fully consistent with DISH Network’s current or future business plans.

The FCC has implemented rules and policies governing the designated entity program that are intended to ensure that qualifying designated entities are not controlled by operators or investors that do not meet certain qualification tests.  For example, designated entity structures are subject, among other things, to a requirement that they seek approval for any event that might affect their ongoing eligibility (e.g., changes in agreements that the FCC has previously reviewed), annual reporting requirements, and a commitment by the FCC to audit each designated entity at least once during the license term.  In addition, “control”, for purposes of the FCC regulations, includes call rights, so that operators or investors that do not meet the small business qualification tests may not hold an option or right to acquire a controlling interest in a designated entity.  Qualification is also subject to challenge in qui tam lawsuits filed by private parties alleging that participants have defrauded the government in which the person bringing the suit may share in any recovery by the government.  In addition, the FCC may require that DISH Network, the Northstar Entities and/or the SNR Entities modify their respective agreements in order for Northstar Wireless and SNR Wireless to confirm their respective qualification as Designated Entities.  In the event that Northstar Wireless or SNR Wireless fail to comply with the FCC’s designated entity rules, any such failure could lead to fines; reimbursement of the 25% bidding credits plus interest; and in certain cases, license revocation, third-party lawsuits and/or criminal penalties.  Furthermore, litigation surrounding designated entity structures, increased regulatory scrutiny or third party or government lawsuits with respect to our non-controlling investments in the Northstar Entities and/or the SNR Entities could materially adversely affect our business, financial condition or results of operations.

In the event that the FCC grants the Northstar Licenses and the SNR Licenses, we may need to make significant additional loans to the Northstar Entities and the SNR Entities, or they may need to partner with others, so that the Northstar Entities and the SNR Entities may commercialize, build-out and integrate the Northstar Licenses and the SNR Licenses, and comply with regulations applicable to the Northstar Licenses and the SNR Licenses.  Depending upon the nature and scope of such commercialization, build-out, integration efforts, and regulatory compliance, any such loans or partnerships could vary significantly.  There can be no assurance that we will be able to obtain a profitable return on our non-controlling investments in the Northstar Entities and the SNR Entities.

We have used a substantial portion of our existing cash and marketable investment securities to fund our non-controlling debt and equity investments in the Northstar Entities and the SNR Entities.  As a result of, among other things, these non-controlling investments, we may need to raise significant additional capital in the future, which may not be available on acceptable terms or at all.  In addition, economic weakness or weak results of operations may limit our ability to generate sufficient internal cash to fund these non-controlling debt and equity investments, capital expenditures, acquisitions and other strategic transactions, as well as to fund ongoing operations and service our debt.  As a result, these conditions make it difficult for us to accurately forecast and plan future business activities because we may not have access to funding sources necessary for us to pursue organic and strategic business development opportunities.

Certain Agreements between American II (wholly-owned subsidiary of DISH Network) and the Northstar Entities

The principal agreements that generally govern the relationship between American II and the Northstar Entities are summarized below.  This summary does not purport to be complete and is qualified in its entirety by reference to the provisions of the agreements.  In addition, the FCC may require that American II and the Northstar Entities modify these agreements in order for Northstar Wireless to qualify as a Designated Entity.

Northstar Spectrum LLC Agreement.  American II and Northstar Manager entered into the Northstar Spectrum LLC Agreement, which governs the parties’ rights and interests with respect to their investments in Northstar Spectrum. Under the Northstar Spectrum LLC Agreement, American II and Northstar Manager agreed to make equity contributions to Northstar Spectrum as described above.

Northstar Manager, as the sole manager of Northstar Spectrum, has the exclusive right and power to manage, operate and control Northstar Spectrum, subject to certain protective provisions for the benefit of American II, including among others, that the consent of American II is required prior to the transfer of Northstar Licenses that exceed certain thresholds or a transfer of equity interests in Northstar Spectrum. Subject to FCC approval, American II has the right to remove Northstar Manager as the manager of Northstar Spectrum in the event of Northstar Manager’s fraud, gross negligence or willful misconduct; Northstar Manager’s insolvency or bankruptcy; the failure of Northstar Wireless to qualify as a Designated Entity; and other limited circumstances.

American II also has a right of first refusal to purchase licenses offered by Northstar Spectrum or Northstar Wireless to a third party on the same terms as those negotiated with such third party.  During the first ten years following the initial grant of wireless licenses to Northstar Wireless, members of Northstar Spectrum generally may not transfer their membership interests without the prior consent of American II. Following such period, in the event that a member desires to transfer its interests in Northstar Spectrum to a third party, American II has a right of first refusal to purchase such interests on the same terms as those negotiated with the third party, or in lieu of exercising this right, American II has a tag-along right to participate in the sale.

After the five-year anniversary of the grant of wireless licenses to Northstar Wireless, Northstar Manager has the ability, but not the obligation, to require Northstar Spectrum to purchase Northstar Manager’s ownership interests in Northstar Spectrum (the “Northstar Put Right”) for a purchase price that equals its equity contribution to Northstar Spectrum plus a fixed annual rate of return (the “Northstar Put Price”). In the event that the Northstar Put Right is exercised by Northstar Manager, the consummation of the sale will be subject to FCC approval.  In the event that Northstar Spectrum breaches its obligation to pay the Northstar Put Price, several of American II’s protective provisions under the Northstar Spectrum LLC Agreement cease to apply.  In the event that Northstar Wireless fails to qualify and remain qualified as a Designated Entity as a result of the ownership structure of, or certain activities undertaken by, Northstar Manager (other than due to a change in FCC regulations), and as a result of such failure Northstar Wireless ceases to retain the benefits it received in the AWS-3 Auction, Northstar Manager is liable to American II for a certain amount in liquidated damages.

Northstar Credit Agreement. Northstar Wireless, Northstar Spectrum, and American II are parties to a Credit Agreement, pursuant to which American II has agreed to make loans to Northstar Wireless for 85% of the net purchase price of the Northstar Licenses, plus certain amounts to finance Northstar Wireless’ network systems for such licenses.

Loans made under the Northstar Credit Agreement are guaranteed by Northstar Spectrum and are secured by a security interest in all of the assets of Northstar Spectrum and Northstar Wireless, including a pledge of Northstar Spectrum’s membership interests in Northstar Wireless. Northstar Manager also has agreed to certain negative covenants with respect to its entire membership interests in Northstar Spectrum, including, among other things, to keep such membership interests free and clear of all liens and encumbrances except for those expressly permitted under the Northstar Credit Agreement.  However, Northstar Manager has a security interest in all of the assets of Northstar Spectrum and Northstar Wireless related to the Northstar Put Right that is senior to the security interest that American II holds related to the loans made under the Northstar Credit Agreement.

Under the Northstar Credit Agreement, outstanding loan amounts accrue interest, which is added to the outstanding principal balance of loans until the amortization commencement date (as defined under the Northstar Credit Agreement).  Loans under the Northstar Credit Agreement must be repaid in 16 quarterly installments of principal plus accrued interest, commencing at the end of the first quarter following the amortization commencement date. Loans may be prepaid by Northstar Wireless at any time without premium or penalty.  Loans must be prepaid with the proceeds of any refunds received by Northstar Wireless from the FCC. American II’s commitment to loan certain additional funds expires on the earliest to occur of, among other events: (i) the maturity date of the loans under the Northstar Credit Agreement; (ii) the termination of the Northstar Management Services Agreement (as defined below) due to a breach by Northstar Wireless; or (iii) a certain period of time after American II no longer holds any ownership interests in Northstar Spectrum.

Northstar Management Services Agreement. American II and Northstar Wireless are parties to a management services agreement (the “Northstar Management Services Agreement”), pursuant to which American II will provide management services to Northstar Wireless in exchange for a monthly management fee based on the cost to American II of providing such services. Under the Northstar Management Services Agreement, Northstar Wireless retains full control and authority over its business strategy, finances, wireless licenses, network equipment, facilities and operations, including its product offerings, terms of service and pricing. The initial term of the Northstar Management Services Agreement is ten years. The Northstar Management Services Agreement may be terminated by Northstar Wireless or American II in the event that the other party materially breaches its obligations under the agreement. The Northstar Management Services Agreement also may be terminated by Northstar Wireless for convenience with one year’s prior written notice to American II.

Certain Agreements between American III (wholly-owned subsidiary of DISH Network) and the SNR Entities

The principal agreements that generally govern the relationship between American III and the SNR Entities are summarized below.  This summary does not purport to be complete and is qualified in its entirety by reference to the provisions of the agreements.  In addition, the FCC may require that American III and the SNR Entities modify these agreements in order for SNR Wireless to qualify as a Designated Entity.

SNR Holdco LLC Agreement.  American III and SNR Management entered into the SNR Holdco LLC Agreement, which governs the parties’ rights and interests with respect to their investments in SNR Holdco. Under the SNR Holdco LLC Agreement, American III and SNR Management agreed to make equity contributions to SNR Holdco as described above.

SNR Management, as the sole manager of SNR Holdco, has the exclusive right and power to manage, operate and control SNR Holdco, subject to certain protective provisions for the benefit of American III, including among others, that the consent of American III is required prior to the transfer of SNR Licenses that exceed certain thresholds or a transfer of equity interests in SNR Holdco. Subject to FCC approval, American III has the right to remove SNR Management as the manager of SNR Holdco in the event of SNR Management’s fraud, gross negligence or willful misconduct; SNR Management’s insolvency or bankruptcy; the failure of SNR Wireless to qualify as a Designated Entity; and other limited circumstances.

American III also has a right of first refusal to purchase licenses offered by SNR Holdco or SNR Wireless to a third party on the same terms as those negotiated with such third party.  During the first ten years following the initial grant of wireless licenses to SNR Wireless, members of SNR Holdco generally may not transfer their membership interests without the prior consent of American III.  Following such period, in the event that a member desires to transfer its interests in SNR Holdco to a third party, American III has a right of first refusal to purchase such interests on the same terms as those negotiated with the third party, or in lieu of exercising this right, American III has a tag-along right to participate in the sale.

After the five-year anniversary of the grant of wireless licenses to SNR Wireless, SNR Management has the ability, but not the obligation, to require SNR Holdco to purchase SNR Management’s ownership interests in SNR Holdco (the “SNR Put Right”) for a purchase price that equals its equity contribution to SNR Holdco plus a fixed annual rate of return (the “SNR Put Price”). In the event that the SNR Put Right is exercised by SNR Management, the consummation of the sale will be subject to FCC approval.  In the event that SNR Holdco breaches its obligation to pay the SNR Put Price, several of American III’s protective provisions under the SNR Holdco LLC Agreement cease to apply.  In the event that SNR Wireless fails to qualify and remain qualified as a Designated Entity as a result of the ownership structure of, or certain activities undertaken by, SNR Management (other than due to a change in FCC regulations), and as a result of such failure SNR Wireless ceases to retain the benefits it received in the AWS-3 Auction, SNR Management is liable to American III for a certain amount in liquidated damages.

SNR Credit Agreement. SNR Wireless, SNR Holdco, and American III are parties to a Credit Agreement, pursuant to which American III has agreed to make loans to SNR Wireless for 85% of the net purchase price of the SNR Licenses, plus certain amounts to finance SNR Wireless’ network systems for such licenses.

Loans made under the SNR Credit Agreement are guaranteed by SNR Holdco and are secured by a security interest in all of the assets of SNR Holdco and SNR Wireless, including a pledge of SNR Holdco’s membership interests in SNR Wireless. SNR Management also has agreed to certain negative covenants with respect to its entire membership interests in SNR Holdco, including, among other things, to keep such membership interests free and clear of all liens and encumbrances except for those expressly permitted under the SNR Credit Agreement.  However, SNR Management has a security interest in all of the assets of SNR Holdco and SNR Wireless related to the SNR Put Right that is senior to the security interest that American III holds related to the loans made under the SNR Credit Agreement.

Under the SNR Credit Agreement, outstanding loan amounts accrue interest, which is added to the outstanding principal balance of loans until the amortization commencement date (as defined under the SNR Credit Agreement).  Loans under the SNR Credit Agreement must be repaid in 16 quarterly installments of principal plus accrued interest, commencing at the end of the first quarter following the amortization commencement date. Loans may be prepaid by SNR Wireless at any time without premium or penalty.  Loans must be prepaid with the proceeds of any refunds received by SNR Wireless from the FCC. American III’s commitment to loan certain additional funds expires on the earliest to occur of, among other events: (i) the maturity date of the loans under the SNR Credit Agreement; (ii) the termination of the SNR Management Services Agreement (as defined below) due to a breach by SNR Wireless; or (iii) a certain period of time after American III no longer holds any ownership interests in SNR Holdco.

SNR Management Services Agreement. American III and SNR Wireless are parties to a management services agreement (the “SNR Management Services Agreement”), pursuant to which American III will provide management services to SNR Wireless in exchange for a monthly management fee based on the cost to American III of providing such services. Under the SNR Management Services Agreement, SNR Wireless retains full control and authority over its business strategy, finances, wireless licenses, network equipment, facilities and operations, including its product offerings, terms of service and pricing. The initial term of the SNR Management Services Agreement is ten years. The SNR Management Services Agreement may be terminated by SNR Wireless or American III in the event that the other party materially breaches its obligations under the agreement. The SNR Management Services Agreement also may be terminated by SNR Wireless for convenience with one year’s prior written notice to American III.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DISH NETWORK CORPORATION
DISH DBS CORPORATION

Date: February 20, 2015	By:	/s/R. Stanton Dodge
R. Stanton Dodge
Executive Vice President, General
Counsel and Secretary